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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 16, 2002


                         FIRSTCITY FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       DELAWARE                     033-19694                       76-0243729
(STATE OF INCORPORATION)      (COMMISSION FILE NO.)     (IRS EMPLOYER IDENTIFICATION NO.)
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                               6400 IMPERIAL DRIVE
                                WACO, TEXAS 76712
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (254) 751-1750



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     -    Press Release dated December 16, 2002.


ITEM 9.  REGULATION FD DISCLOSURE

         On December 16, 2002, the Company issued a press release concerning the expiration of the Company's offer to exchange each issued and outstanding share of its New Preferred Stock, par value $0.01 per share, and the closing of its recapitalization. A copy of the release is filed herewith as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRSTCITY FINANCIAL CORPORATION


Date: December 16, 2002                 By:  /s/ J. Bryan Baker
                                           ------------------------------------
                                           J. Bryan Baker
                                           Senior Vice President
                                           and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1     -        Press Release dated December 16, 2002.



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